September 26, 2002

United Natural Foods, Inc.
260 Lake Road
Dayville, CT 06241

Attention: Todd Weintraub, Chief Financial Officer

      RE: Second Amendment to Loan and Security Agreement

Dear Todd:

      Reference is made to the Loan and Security Agreement dated as of August 31, 2001 (as amended, the "Loan Agreement") among United Natural Foods, Inc. ("UNF"), Mountain People's Warehouse Incorporated ("MPW"), Nutrasource, Inc. ("Nutrasource"), Rainbow Natural Foods, Inc. ("Rainbow"), Stow Mills, Inc. ("SMI"), United Natural Foods Pennsylvania, Inc. ("UNFPA" and together with UNF, MPW, Nutrasource, Rainbow and SMI, the "Borrowers") each of the Lenders identified under the caption "Lenders" on the signature pages thereto and Fleet Capital Corporation as administrative and collateral agent for the Lenders (the "Agent"), Citizens Bank of Massachusetts (the "Syndication Agent"), U.S. Bank National Association (the "Documentation Agent") and Fleet Securities, Inc. (the "Arranger"), as amended by First Amendment dated April 16, 2002. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

      UNF is entering into a certain Asset Purchase Agreement with Blooming Prairie Cooperative Warehouse ("BPC") pursuant to which UNF will purchase certain assets and assume certain liabilities of BPC, all as described therein (the "BPC Transaction"). UNF has requested the consent of the Lenders to the BPC Transaction and the Lenders have agreed to consent thereto, on the terms and conditions set forth herein.

      Accordingly, the parties hereto hereby agree as follows:

      1. Waivers and Amendments

            a. Exhibits. Effective on the date that the BPC Transaction is consummated (the "BPC Closing Date"), Exhibits C, F, L, M, N and Q to the Loan Agreement shall be deemed to be supplemented with (and thereafter shall be deemed to include) the information listed on Supplemental Exhibits C, F, L, M, N and Q hereto.

            b. Acquisition of over $5,000,000. Section 9.2.1(a) is hereby waived insofar as it applies to the BPC Transaction.

            c. Subordination of Note. Section 9.2.1(f) is hereby waived insofar as it requires the execution of a subordination agreement with respect to the promissory note in the maximum amount of $3,000,000 from UNF to BPC dated as of the BPC Closing Date (the "BPC Note"), which shall be unsecured.

            d. Permitted Indebtedness. Section 9.2.3 is hereby waived insofar as it would prohibit UNF from (i) executing and delivering the BPC Note and incurring the indebtedness evidenced thereby, (ii) assuming indebtedness of BPC to Iowa City Bank and Trust in connection with the BPC Transaction so long as such indebtedness is repaid at or about the BPC Closing Date, and (iii) assuming trade indebtedness of BPC not in excess of $13,000,000 in connection with the BPC Transaction.

            e. Disposition of Assets. Section 9.2.9 is hereby waived insofar as it would prohibit UNF from selling the real property to be acquired from BPC located at 2340 Heinz Road, Iowa City, Iowa (the "BPC Real Estate"), so long as proceeds of sale of such real property in excess of amounts used to pay expenses incurred in connection with such sale are sufficient to repay the BPC Note and are in fact so used, with any excess proceeds to be remitted to Agent to be applied against outstanding Revolving Credit Loans.

      2. Covenants and Agreements. In consideration of the Lenders' agreements set forth herein, the Borrowers hereby agree as follows. The agreements set forth below shall be deemed to constitute covenants under the Loan Agreement.

            a. Within 30 days after the BPC Closing Date, the Borrowers agree to provide to Agent a landlord waiver and consent in form reasonably acceptable to Agent with respect to any location listed on Supplemental Exhibit C hereto.

            b. Within 3 days after the BPC Closing Date, the Borrowers shall provide to the Agent insurance certificates otherwise complying with the terms of the Loan Agreement and including all additional locations listed on Supplemental Exhibit C hereto.

            c. Within 30 days after the BPC Closing Date, UNF shall provide to the Agent a duly executed Mortgage and Security Agreement with respect to the BPC Real Estate, together with a title insurance policy and survey or site plan, all reasonably acceptable to Agent.

            d. Within 15 days after the BPC Closing Date, UNF shall take such actions as may be necessary to ensure that the Agent holds a duly perfected security interest in all notes, instruments and other investment property constituting a part of the assets purchased pursuant to the BPC Transaction, including endorsing and delivering possession of any such property to Agent.

            e. Within 30 days after the BPC Closing Date, UNF shall take such actions as may be necessary to ensure that the Agent holds a duly perfected security interest in all registered trademarks purchased pursuant to the BPC Transaction, including such filings with the United States Patent and Trademark Office as may be required by Agent.

            f. Within 30 days after the BPC Closing Date, UNF shall provide evidence that it is qualified to do business as a foreign corporation in the state of each location listed on Supplemental Exhibit C.

            g. UNF shall complete the BPC Transaction substantially in accordance with the terms of the Asset Purchase Agreement delivered pursuant to
Section 4(b) hereof, without material amendment or waiver, not later than October 30, 2002.

            h. UNF agrees that Agent shall complete a field exam with respect to the assets and liabilities of BPC, including without limitation, inventory and accounts, on or before the BPC Closing Date; and further agrees that if such a field exam is not completed by such date, Agent may, in its discretion, impose reserves or reduce advance rates with respect to inventory and accounts purchased from BPC and used for purposes of calculating the Borrowing Base, until such a field exam is completed.

      3. Representations and Warranties. The Borrowers hereby represent and warrant as follows:

            a. Power, Authority, Etc. The Borrowers have the power and authority for the making and performing of this Second Amendment. This Second Amendment has been duly executed and delivered by or on behalf of the Borrowers pursuant to authority legally adequate therefor, and this Second Amendment is in full force and effect and is a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws and equitable principles affecting the enforcement of creditors' rights generally.

            b. Incorporation of Representations and Warranties. The representations and warranties of the Borrowers contained in the Loan Agreement, after giving effect to the amendments thereto contemplated hereby, and except for any changes resulting only from the passage of time, are true and correct on and as of the date hereof as though made on and as of the date hereof and such representations and warranties are hereto incorporated in this Second Amendment as though fully set forth herein.

            c. Corporate Purposes. The Borrowers hereby represent that the BPC Transaction is within the UNF's general corporate purposes.

      4. Conditions Precedent. This Amendment and the Lender's obligations hereunder shall not be effective until each of the following conditions are satisfied (the "Amendment Effective Date"):

            a. Borrowers shall have duly executed and delivered this Amendment;

            b. Borrowers shall have delivered to Agent or its counsel a complete copy of the Asset Purchase Agreement evidencing the BPC Transaction, including all exhibits and schedules thereto, certified as true and complete.

            c. All requisite corporate action and proceedings of the Borrower in connection with this Amendment shall be satisfactory in form and substance to Agent; and

            d. There shall have occurred no Default or Event of Default under the Loan Agreement.

      5. Miscellaneous

            a. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

            b. Force and Effect. Except as amended or modified by this Second Amendment, the Loan Agreement and each of its terms and provisions, shall continue in full force or effect.

            c. Loan Document. This Second Amendment and all other documents executed in connection herewith are "Loan Documents" as such term is defined in the Loan Agreement. This Second Amendment and the other documents executed and delivered in connection herewith set forth the entire agreement of the parties with respect to the subject matter thereof and supersede any prior agreement and contemporaneous oral agreements of the parties concerning their subject matter.

                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                                  UNITED NATURAL FOODS, INC.


                                  By: /s/ TODD WEINTRAUB
                                      ------------------
                                      Name: Todd Weintraub
                                      Title: Chief Financial Officer


                                  MOUNTAIN PEOPLE'S WAREHOUSE
                                  INCORPORATED


                                  By: /s/ MICHAEL S. FUNK
                                      -------------------
                                      Name:  Michael S. Funk
                                      Title: Chief Executive Officer and Vice
                                             Chairman of the Board


                                  NUTRASOURCE, INC.


                                  By: /s/ MICHAEL S. FUNK
                                      -------------------
                                      Name:  Michael S. Funk
                                      Title: Chief Executive Officer and Vice
                                             Chairman of the Board


                                  RAINBOW NATURAL FOODS, INC.


                                  By: /s/ MICHAEL S. FUNK
                                      -------------------
                                      Name:  Michael S. Funk
                                      Title: Chief Executive Officer and Vice
                                             Chairman of the Board


                                  STOW MILLS, INC.


                                  By: /s/ STEVEN TOWNSEND
                                      -------------------
                                      Name:  Steven Townsend
                                      Title: President and Director

                                  UNITED NATURAL FOODS OF
                                  PENNSYLVANIA, INC.


                                  By: /s/ STEVEN TOWNSEND
                                      -------------------
                                      Name:  Steven Townsend
                                      Title: President and Director


                                  FLEET CAPITAL CORPORATION,
                                  as Administrative Agent


                                  By: /s/ KIM B. BUSHEY
                                      -----------------
                                      Name:  Kim B. Bushey
                                      Title: Senior Vice President


                                  FLEET CAPITAL CORPORATION, as a Lender


                                  By: ____________________________
                                      Name: ______________________
                                      Title: _____________________


                                  CITIZENS BANK OF MASSACHUSETTS, as a Lender


                                  By: /s/ PAUL R. CRIMLISK
                                      --------------------
                                      Name:  Paul R. Crimlisk
                                      Title: Vice President


                                  U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                  By: /s/ JOHN W. BALL
                                      ----------------
                                      Name:  John W. Ball
                                      Title: Vice President

                                  PNC BANK, NATIONAL ASSOCIATION, a Lender


                                  By: /s/ JOHN C. WILLIAMS
                                          ----------------
                                      Name:  John C. Williams
                                      Title: Vice President


                                  NATIONAL CITY BANK, a Lender


                                  By: ____________________________
                                      Name: ______________________
                                      Title: _____________________


                                  FIRST PIONEER FARM CREDIT, ACA, a Lender


                                  By: /s/ CAROL L. SOBSON
                                          ---------------
                                      Name:  Carol L. Sobson
                                      Title: Assistant Vice President


                                  ISRAEL DISCOUNT BANK
                                  OF NEW YORK, a Lender


                                  By: ____________________________
                                      Name: ______________________
                                      Title: _____________________


                                  WEBSTER BANK, a Lender


                                  By: ____________________________
                                      Name: ______________________
                                      Title: _____________________

                                  SOVEREIGN BANK, a Lender


                                  By: /s/ CHRISTOPHER T. PHELAN
                                          ---------------------
                                      Name:  Christopher T. Phelan
                                      Title: Senior Vice President